                                                                   EXHIBIT 10.22

                EIGHTH AMENDMENT AND WAIVER TO CREDIT AGREEMENT

     EIGHTH AMENDMENT AND WAIVER TO CREDIT AGREEMENT (this "Amendment"), dated as of May 1, 2002, among HIGHLANDS INSURANCE GROUP, INC., a Delaware corporation (the "Borrower"), the lenders party to the Credit Agreement referred to below (the "Banks") and JPMORGAN CHASE BANK (formerly known as The Chase Manhattan
Bank), as administrative agent (the "Administrative Agent"). Unless otherwise defined herein, all capitalized terms used herein and defined in the Credit Agreement are used herein as so defined.

                              W I T N E S S E T H:

     WHEREAS, the Borrower, the Banks and the Administrative Agent are parties to a Credit Agreement, dated as of April 30, 1997 (as amended, modified or supplemented to, but not including, the date hereof, the "Credit Agreement");

     WHEREAS, the Borrower, the Banks and the Administrative Agent are parties to a Waiver to the Credit Agreement dated as of December 31, 2001; and

     WHEREAS, subject to the terms and conditions of this Amendment, the parties hereto wish to amend and modify the Credit Agreement as provided herein;

     NOW, THEREFORE, it is agreed:

     1. Subject to the terms and conditions set forth herein, the Banks hereby waive for the period from March 1, 2002 to June 30, 2002 (such period, hereinafter referred to as the "Waiver Period") (i) any Default or Event of Default that has arisen as a result of the failure of the Borrower to comply with Sections 6.05, 7.01, 7.11, 7.12, 7.13, 7.14 and 7.15 of the Credit
Agreement and (ii) any Event of Default under Sections 8.01 and 8.09 of the Credit Agreement. The waivers set forth in this Section 1 shall cease to have any further force or effect after the Waiver Period.

     2. Section 9 of the Credit Agreement is hereby amended by deleting the definition of "Maturity Date" and inserting in lieu thereof the following new definition:

          "Maturity Date" shall mean June 30, 2002.

     3. In order to induce the Banks to enter into this Amendment, the Borrower hereby represents and warrants that (i) the representations, warranties and agreements contained in Section 5 of the Credit Agreement are true and correct in all material respects both before and after giving effect to the Amendment Effective Date (as hereinafter defined) except to the extent such representations and warranties expressly relate to an earlier date and (ii) there exists no Default or Event of Default on and as of the Amendment Effective Date other than as may have been waived pursuant to Section 1 hereof.

     4. With the goal of fostering the continued economic viability of the Regulated Insurance Companies for the benefit of all policyholders and creditors, the Borrower agrees that it will cause one or more of the Regulated Insurance Companies to retain, no later than ten (10) days following the Amendment Effective Date, a financial advisor (the "Advisor") to assist the Regulated Insurance Companies in the development of a comprehensive, strategic operational plan and related financial model for the run-off of the insurance business of such Regulated Insurance Companies (the "Plan"). The Plan shall be deliverable to the Administrative Agent within ninety (90) days after the date of retention of the Advisor and shall include, among other things, a schedule of operational, financial and other performance goals to be achieved by the Regulated Insurance Companies over the next five (5) years. In addition, the Borrower shall deliver interim written status reports regarding the Plan to the Administrative Agent on or about June 3, 2002 and June 17, 2002, respectively.

     5. The Borrower hereby covenants that it shall promptly deliver to the Administrative Agent, and continue to deliver after the date hereof, copies of any and all orders, directives, stipulations, consent decrees, memoranda, correspondence or any other communications from or with any Applicable Regulatory Insurance Authority.

     6. This Amendment shall become effective as of the date (the "Amendment Effective Date") when the Borrower and Required Banks shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including by way of facsimile transmission) the same to the Administrative Agent at the Notice Office.

     7. The waivers contained in this Amendment are limited to the Waiver Period and as otherwise herein as specified and shall not constitute a modification, acceptance or waiver of any other provision of the Credit Agreement or any other Credit Document. Except for the waivers specifically granted above in Section 1, the Banks and the Administrative Agent expressly reserve the option to exercise any and all rights and remedies afforded to them (i) as a result of any other Default or Event of Default of any other provision of the Credit Agreement (or any provision beyond the specific waivers granted hereby) or any other Credit Document or (ii) that may be available to them under common law or otherwise.

     8. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts shall be lodged with the Borrower and the Administrative Agent.

     9. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

     10. From and after the Amendment Effective Date, all references in the Credit Agreement and in the other Credit Documents to the Credit Agreements shall be deemed to be references to the Credit Agreement as modified hereby.

                                     * * *

     IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers to execute and deliver this Modifications as of the date first above written.


                                HIGHLANDS INSURANCE GROUP, INC.

                                By
                                  ------------------------------------
                                  Title:


                                JPMORGAN CHASE BANK,
                                 Individually and as Administrative Agent


                                By
                                  ------------------------------------
                                  Title:


                                FLEET NATIONAL BANK


                                By
                                  ------------------------------------
                                  Title:



                                BANK OF MONTREAL


                                By
                                  ------------------------------------
                                  Title:



                                BANK ONE, NA


                                By
                                  ------------------------------------
                                  Title:

                                DRESDNER BANK AG, New York
                                 and Grand Cayman Branches


                                By
                                  ------------------------------------
                                  Title:


                                By
                                  ------------------------------------
                                  Title:


                                BANK OF AMERICA


                                By
                                  ------------------------------------
                                  Title: